Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents

17. Cash and cash equivalents

Cash and cash equivalents comprise of cash at bank and in hand and short-term highly liquid deposits which are primarily held for operating purposes with an original maturity of three months or less, that are readily convertible to a known amount of cash and subject to an insignificant risk of changes.

Cash and cash equivalents include £78m in 2022 (2021: £67m) not available for general use due to restrictions applying in the subsidiaries where it is held. Restrictions include exchange controls and taxes on repatriation.

Cash and cash equivalents held in the following currencies, that mostly influence the Group, are presented below:

	2022 £m	2021 £m
Pound Sterling (GBP)	253	41
Taiwan Dollar (TWD)	72	67
United States Dollar (USD)	59	3
Indian Rupee (INR)	49	25
Euro (EUR)	25	18
Others	226	260
Total	684	414